Putnam
New York
Tax Exempt
Money Market Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

[GRAPHIC OMITTED: SHEET MUSIC]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

As you may know, Putnam Investment Management, LLC, your fund's investment advisor, has proposed, and your Trustees have approved, the liquidation of Putnam New York Tax Exempt Money Market Fund, effective August 22, 2003. The decision was made in light of unfavorable market conditions and the fund's small asset base. You will find further details on page 6.

We are pleased to report that during the semiannual period ended May 31, 2003, your fund performed in line with its Lipper peer group average. It achieved this result by employing strategies designed to maximize income through diversification, maintaining flexibility to take advantage of short-term upticks in interest rates, and extending days to maturity. Your fund's management team discusses these strategies in detail in the following report.

It has been a privilege to have served you as a shareholder of this fund and we hope to be able to continue to serve you as a shareholder of another Putnam fund. We also encourage you to consult your financial advisor and review your investment program in light of this change.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the six months ended May 31, 2003, Putnam New York Tax Exempt Money Market Fund had a total return of 0.31% at net asset value.

* The fund's six-month return was in line with the Lipper New York Tax-Exempt Money Market Funds category average of 0.32%.

* The fund limited its total operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets and will extend this expense limitation until the liquidation of the fund. See page 6 for more information.

* Putnam recently proposed, and the Trustees approved, the liquidation of the fund, effective August 22, 2003. See page 6 for more information.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Money market funds continued to enjoy tremendous popularity during the six months ended May 31, 2003, as investors sought financial refuge from widespread uncertainty at home and abroad. For your fund, which invests solely in the highest-quality, New York tax-exempt money-market-eligible securities, this more conservative mood and a preference for only the safest of investments have been very positive trends. We also believe that our efforts to extend the fund's weighted average days to maturity when possible, while keeping a portion of the portfolio flexible to capture any short-term upticks in interest rates, has maximized the fund's income potential in the current flat-to-declining interest-rate environment. The fund's diversification has also been an important contributor to performance. With its exposure to different issuers, security types, and various income structures, we believe the fund's income strategy protects its $1.00 share value while capturing the highest level of income consistent with our commitment to quality.

Fund Profile

Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from New York state, federal, and New York City personal income tax as we believe to be consistent with capital preservation, stability of principal, and maintenance of liquidity.


* MARKET OVERVIEW

The sharp decline in interest rates over the past two and a half years, which culminated in the Federal Reserve Board's half a percentage point reduction in the federal funds rate on November 6, 2002, has been unprecedented. For income funds, this fall in interest rates resulted in a similarly dramatic reduction in yields in a relatively short time. As a result, in late December, the 7-day average yield for tax-free money market funds dropped to record lows. Despite the challenge presented by interest rates hovering at their lowest levels in forty years, our efforts to maintain the fund's positive yield have been, we think, relatively successful.

The yield curve remains rather flat, especially in the one- to six-month maturity range, suggesting how limited our choices are in picking up incremental yield. With demand for tax-free money market securities across the Empire State quite high, yields have come under further pressure as a result of an imbalance in supply/demand dynamics. This imbalance was greatest in the variable-rate demand note market, where demand outstripped supply.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Bonds

Lipper New York Tax-Exempt Money Market Funds category average    0.32%
-----------------------------------------------------------------------
Lehman Municipal Bond Index                                       6.46%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                       6.29%
-----------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity government bonds)                          4.70%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                                3.87%
-----------------------------------------------------------------------
Russell 2000 Index (small- and midsize-company stocks)            9.34%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                            3.30%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended May 31, 2003.


* STRATEGY OVERVIEW

In December 2002, there were mixed signals about the strength of the U.S. economy. Given the lack of any clear direction for interest rates, we focused on a blended strategy that required buying tax-exempt notes with maturities out to one year and shorter-maturity tax-exempt money market instruments, such as daily and weekly variable-rate demand notes. (More information about these and other portfolio securities appears in the following section.) In addition to maximizing the fund's flexibility, this laddering of maturity dates helps limit the fund's reinvestment risk when we must return to the market to find replacement securities. The longer-maturity securities provide stability of income by allowing us to lock in yields. Shorter-term instruments provide us with the opportunity to take advantage of occasional short-term upticks in yields. This was the case in February, when the announcement of favorable economic data and the ensuing rally in the stock market increased the yield differential between shorter-term and longer-term securities.

In the final weeks of the period, we became convinced that even while interest rates may remain low for an extended time to promote economic activity, the eventual rise in yields could be sharp -- similar to what we saw in 1993 and 1994. To best position the fund for such a scenario, we've been investing proceeds from maturing tax-exempt notes in daily and weekly variable rate demand notes to ensure that the fund reacts as quickly and positively as possible to rate increases.


[GRAPHIC OMITTED: horizontal bar chart WEIGHTINGS BY INVESTMENT TYPE COMPARED]

WEIGHTINGS BY INVESTMENT TYPE COMPARED*

                                          as of 11/30/02     as of 5/31/03
Variable-rate
demand notes                                  79.8%              76.7%

General
obligation bonds                              12.2%              10.2%

Mandatory puts                                 8.0%               8.0%

Revenue bonds                                  0.0%               5.1%

Footnote reads:
*This chart shows how the weightings of the fund's investments have changed over the past six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW SECTOR ALLOCATIONS AFFECTED PERFORMANCE

Many states across the country have been driven into historically high deficit positions over the past year. The slowing economy, along with weakness in the stock market, higher Medicaid costs, a sharp reduction in capital gain tax revenues, and slower personal, sales, and corporate income tax collections, have contributed to this trend. Several states have already seen their credit downgraded by the rating agencies; others, including New York, were at risk of a downgrade as this report was being written. Credit quality remains a critical determinant in our selection process. Despite New York's deteriorating fundamentals, the fund's holdings are of the highest Tier-1 quality, which includes but is not limited to Aaa/AAA-rated and insured tax-free money market securities. Of course, since higher-quality securities carry a lower level of risk, they typically offer slightly lower yields.

With budgetary and liquidity pressures among the states and local governments expected to continue into the second half of 2003, many states are seeking additional revenues by issuing more tax-exempt notes than otherwise would have been the case. These notes are being used to cover short-term gaps in funding. They must mature within 13 months or 397 days from the date of purchase to be money-market-eligible. The fund holds several general obligations of the state as well as cities and counties across New York, many of which are school-district-related, such as the fund's investments in Depew, New York School District notes.

Mandatory puts provided us with another avenue to lock in income for longer periods of time. With mandatory put bonds, the issuer will redeem the bonds at par, or face value, at a stated time before maturity. Often, we are given the opportunity to extend this type of security for another year when the bonds come due. At period-end, the fund owned New York State Environmental mandatory put bonds. Investing in such securities helps us to smooth out income fluctuations over time.

To balance the fund's interest-rate exposure, we also purchased short-term securities that can react more swiftly to a potential rise in interest rates. For this reason, we have invested a majority of the fund's assets in variable-rate demand notes (VRDNs). VRDNs are brought to market with a long-stated maturity and a coupon that resets at par daily, weekly, or monthly, depending on the structure of the municipal debt. This continual reinvestment can put the fund at risk for lower yields in a flat-to-declining interest-rate market. However, since these notes reset at par, or face value, they lend stability to the fund's net asset value and help preserve principal.

The fund's investments in VRDNs decreased slightly to 76.7% of the portfolio's market value as of May 31. Despite this decrease, the number reflects our continuing effort to reinvest assets from maturing longer-term securities into shorter-term securities, which respond more quickly to a rise in interest rates. Consequently, the fund ended the period with a relatively short average maturity of 18 days, which we expect to maintain or extend if interest rates increase. (Typically, the fund's average days to maturity falls in the range of 50 to 60 days and cannot exceed 90 days.)

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

PERFORMANCE COMPARISONS (5/31/03)

                                      Current    After-tax    After-tax
                                      return 1   return 2     return 3
-----------------------------------------------------------------------
Passbook savings account               0.45%       0.26%        0.27%
-----------------------------------------------------------------------
Taxable money market fund 7-day yield  0.70        0.41         0.42
-----------------------------------------------------------------------
3-month certificate of deposit         1.22        0.71         0.74
-----------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund 7-day yield          0.72        0.72         0.72
-----------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 Sources: FleetBoston (passbook savings), Federal Reserve Board of
  Governors (3-month CDs), and IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

2 After-tax return assumes a combined 41.82% federal, state, and city tax rate, based on 2003 rates.

3 After-tax return assumes a combined 39.45% federal and state tax rate, based on 2003 rates.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Joyce Dragone (Portfolio Leader), Richard Wyke (Portfolio Member), Paul Drury, David Hamlin, Jerome Jacobs, and Susan McCormack.

-----------------------------------------------------------------------
OF SPECIAL INTEREST

* After reviewing interest-rate trends and the impact of historically low interest rates on the fund's yield, the Trustees voted in December 2002 to limit the fund's total annual fund operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets and, in June 2003, voted to extend this expense limitation until the liquidation of the fund. This decision is designed to provide a more attractive yield to our shareholders in today's historically low interest-rate environment.

* After working with Putnam Investment Management, your fund's investment advisor, your fund's Trustees approved the liquidation of Putnam New York Tax Exempt Money Market Fund, effective August 22, 2003. With short-term interest rates at 40-year lows, the market environment has not been beneficial for tax-exempt money market investments. The decision to liquidate the fund was made in light of these unfavorable market conditions and the fund's small asset base. Shareholders of record were sent a letter describing this change and consequences for their accounts. For more details about the liquidation, contact your financial advisor or call a Putnam customer service representative at 1-800-225-1581.
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THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated market trends over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the fixed-income markets is cautiously optimistic. The conflict with Iraq is largely over, and investors are focused on economic concerns on the home front. While serious issues remain, the level of uncertainty in the world seems to have eased a bit, though we expect continued volatility.

Further, we expect that market yields will move higher in the near term as a weakening dollar, Fed policy, the recently enacted tax cut package, and growing federal budget deficits take effect. Municipal budgets will continue to face significant pressures in the months ahead. Governments wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come.

With the easing of geopolitical tensions, we believe investors are refocusing their attention on the health of the U.S. economy. This is likely to bring some redeployment of assets as portfolios are realigned to reflect a changing economic outlook. After three years of corporate America and the financial markets correcting for the excess of the late 1990s, we believe the groundwork is being laid for a return to a more disciplined, healthier market. We believe that investing in money market securities that help preserve principal value across all market conditions remains a wise course for any well-diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 5/31/03

                                                Lipper New York
                                               Tax-Exempt Money
                                                 Market Funds       Fund shares
                                               category average*      at NAV
-------------------------------------------------------------------------------
6 months                                             0.32%             0.31%
-------------------------------------------------------------------------------
1 year                                               0.77              0.66
-------------------------------------------------------------------------------
5 years                                             11.47             11.02
Annual average                                       2.20              2.11
-------------------------------------------------------------------------------
10 years                                            27.80             26.58
Annual average                                       2.48              2.38
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)                       3.04              2.99
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1                                                  0.72
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                           1.24
-------------------------------------------------------------------------------
Taxable
equivalent 3                                                           1.19
-------------------------------------------------------------------------------
Current 30-day yield 1                                                 0.76
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                           1.31
-------------------------------------------------------------------------------
Taxable
equivalent 3                                                           1.26
-------------------------------------------------------------------------------

For a portion of the period, this fund limited expenses, without which returns would have been lower.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data reflect the current earnings of the fund more closely than total return.

2 Assumes a maximum 41.82% combined 2003 federal, New York State, and
  New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

3 Assumes a combined 39.45% federal and New York State tax rate.

* Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/03, there were 53, 53, 45, and 30 funds, respectively, in this Lipper category.


DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

-------------------------------------------------------------------------------
Distributions (number)                       6
-------------------------------------------------------------------------------
Income                                  $0.003086
-------------------------------------------------------------------------------
  Total                                 $0.003086
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                                                            Fund shares
                                                              at NAV
-------------------------------------------------------------------------------
6 months                                                       0.32%
-------------------------------------------------------------------------------
1 year                                                         0.65
-------------------------------------------------------------------------------
5 years                                                       10.80
Annual average                                                 2.07
-------------------------------------------------------------------------------
10 years                                                      26.45
Annual average                                                 2.37
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)                                 2.98
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.


COMPARATIVE INDEXES

Lipper New York Tax-Exempt Money Market Funds Category Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and up to 10 years.

S&P 500 Index is an unmanaged index of common  stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (93.2%)
-------------------------------------------------------------------------------------------------------------------
           $575,000 Chateaugay Central School Dist. G.O. Bonds, FGIC,
                    2 1/2s, 6/15/03                                                       AAA              $575,151
            600,000 Chemung Cnty., Indl. Dev. Agcy. VRDN (Arnot Ogden
                    Med. Ctr.), Ser. A, 1.15s, 3/1/19 (JP Morgan
                    Chase & Co. (LOC))                                                    VMIG1             600,000
            800,000 Depew Union Free School Dist. G.O. Bonds, FSA,
                    2 1/2s, 6/15/03                                                       Aaa               800,310
          1,800,000 Dutchess Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
                    (Marist College), Ser. A, 1.15s, 7/1/28 (Bank of
                    New York (LOC))                                                       A-1+            1,800,000
            760,000 Greenwich, Central School Dist. G.O. Bonds, FGIC,
                    2 1/2s, 6/15/03                                                       AAA               760,184
          2,000,000 Long Island, Pwr. Auth. VRDN, Ser. 2, 1 1/4s, 5/1/33
                    (Bayerische Landesbank (LOC))                                         VMIG1           2,000,000
          2,300,000 NY City, Courts Fac. Lease VRDN (Jay Street
                    Dev. Corp.), Ser. A-1, 1.1s, 5/1/22 (JP Morgan
                    Chase & Co. (LOC))                                                    VMIG1           2,300,000
                    NY City, Cultural Resource VRDN
          1,146,000 (Solomon R. Guggenheim), Ser. B, 1.3s, 12/1/15
                    (Westdeutsche Landesbank (LOC))                                       VMIG1           1,146,000
            150,000 Ser. A, MBIA, 1.1s, 4/1/21                                            VMIG1             150,000
          1,800,000 (American Museum of National History), Ser. B,
                    MBIA, 1.1s, 4/1/21                                                    VMIG1           1,800,000
          1,540,000 NY City, Indl. Dev. Agcy. Civic Fac. VRDN (Church
                    Heavenly Rest Day), 1.15s, 7/1/21 (Bank of
                    New York (LOC))                                                       VMIG1           1,540,000
          1,500,000 NY City, Indl. Dev. Agcy. VRDN (Stroheim & Romann),
                    1.15s, 12/1/15 (Westdeutsche Landesbank (LOC))                        A-1+            1,500,000
            400,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.3s, 6/15/25                                                   VMIG1             400,000
          2,200,000 NY City, VRDN, Ser. B, FGIC, 1.3s, 10/1/20                            VMIG1           2,200,000
                    NY State Dorm. Auth. VRDN
          2,200,000 (Oxford U. Press Inc.), 1.3s, 7/1/23 (Landesbank
                    Hessen Thuringen (LOC))                                               VMIG1           2,200,000
          1,600,000 (NY Pub. Library), Ser. B, MBIA, 1.1s, 7/1/28                         VMIG1           1,600,000
          1,800,000 NY State Energy Research & Dev. Auth. Poll. Control
                    VRDN (NY Elec. & Gas), Ser. D, 1.22s, 10/1/29
                    (Bank One Chicago N.A. (LOC))                                         VMIG1           1,800,000
          1,000,000 NY State Env. Mandatory Put Bonds, Ser. G, 1.48s,
                    11/30/18 (Westdeutsche Landesbank (LOC))                              AAA             1,000,000
          1,400,000 NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                    Hosp. Staff), Ser. A, 1.15s, 11/1/10
                    (Chase Manhattan Bank (LOC))                                          VMIG1           1,400,000
          2,200,000 NY State Local Govt. Assistance Corp. VRDN, Ser. A,
                    1.1s, 4/1/22 (Bayerische Landesbank, Westdeutsche
                    Landesbank (LOC))                                                     VMIG1           2,200,000
          2,475,000 NY State Mandatory Put Bonds, Ser. A, 1.35s,
                    3/13/20 (Dexia Credit Local (LOC))                                    Aaa             2,475,000
          2,300,000 Oneida Indian Nation, VRDN, 1.15s, 10/1/32
                    (Bank of America N.A. (LOC))                                          VMIG1           2,300,000
            745,000 Red Hook Central School Dist. G.O. Bonds, FSA,
                    2 1/2s, 6/15/03                                                       Aaa               745,196
                    Shenendehowa Central School Dist. G.O. Bonds
            240,000 Ser. B, FSA, 2 1/2s, 6/15/03                                          Aaa               240,053
            240,000 Ser. A, FSA, 2 1/2s, 6/1/03                                           Aaa               240,004
            585,000 Sherrill City School Dist. G.O. Bonds, FGIC,
                    2 1/2s, 6/15/03                                                       Aaa               585,167
            480,000 South Glens Falls Central School Dist. G.O. Bonds,
                    MBIA, 2 1/2s, 11/15/03                                                Aaa               481,847
          2,325,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN (Target Rock
                    Corp.), 1.2s, 2/1/07 (Bank of Nova Scotia (LOC))                      VMIG1           2,325,000
          2,200,000 Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A,
                    FSA, 2 3/4s, 1/1/31                                                   VMIG1           2,200,000
          1,700,000 Westchester Cnty., Indl Dev. Agcy. Civic Fac.
                    (Boys & Girls Club), VRDN, 1.15s, 2/1/24
                    (Bank of New York (LOC))                                              A-1+            1,700,000
                                                                                                      -------------
                                                                                                         41,063,912

Puerto Rico (5.0%)
-------------------------------------------------------------------------------------------------------------------
          2,200,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.1s, 7/1/28                                                   VMIG1           2,200,000
                                                                                                      -------------
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $43,263,912)                                                $43,263,912
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $44,064,803.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      The rates shown on VRDNs are the current interest rates shown at May 31, 2003, which are subject to change based on the terms of the security.

      The fund had the following insurance concentration greater than 10% at May 31, 2003 (as a percentage of net assets)

         FGIC         10.3%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $43,263,912
-------------------------------------------------------------------------------------------
Cash                                                                                765,366
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      124,714
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              179,318
-------------------------------------------------------------------------------------------
Total assets                                                                     44,333,310

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                20,351
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          191,963
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         24,635
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            8,229
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        1,806
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            422
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,101
-------------------------------------------------------------------------------------------
Total liabilities                                                                   268,507
-------------------------------------------------------------------------------------------
Net assets                                                                      $44,064,803

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $44,064,803
-------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($44,064,803 divided by 44,064,803 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)
Interest income:                                                                   $273,019
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    102,811
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       51,396
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,569
-------------------------------------------------------------------------------------------
Auditing                                                                             12,783
-------------------------------------------------------------------------------------------
Legal expense                                                                         8,353
-------------------------------------------------------------------------------------------
Other                                                                                 5,341
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (42,647)
-------------------------------------------------------------------------------------------
Total expenses                                                                      140,606
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (7,909)
-------------------------------------------------------------------------------------------
Net expenses                                                                        132,697
-------------------------------------------------------------------------------------------
Net investment income                                                               140,322
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $140,322
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $140,322              $318,183
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      140,322               318,183
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                   (140,322)             (318,183)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (1,934,533)            4,756,366
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (1,934,533)            4,756,366

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    45,999,336            41,242,970
-------------------------------------------------------------------------------------------------------
End of period                                                         $44,064,803           $45,999,336
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0031 (c)    .0081        .0217        .0329        .0251        .0288
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0031        .0081        .0217        .0329        .0251        .0288
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.0031)      (.0081)      (.0217)      (.0329)      (.0251)      (.0288)
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0031)      (.0081)      (.0217)      (.0329)      (.0251)      (.0288)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.31*        0.81         2.20         3.34         2.55         2.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $44,065      $45,999      $41,243      $39,278      $41,051      $38,986
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .31* (c)     .82          .80          .76          .77          .79
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .31* (c)     .72         2.14         3.43         2.60         2.88
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund reflect a reduction of 0.09% per share for the period ended May 31, 2003.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect, wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with the maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of New York. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest is recorded on the accrual basis.
Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Effective January 1, 2003, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) until the fund is liquidated, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company
(PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.60% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2003, the fund's expenses were reduced by $7,909 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $351 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2003, Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., acting as underwriter, received no monies on such redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2003, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $10,407,302 and $12,429,000, respectively.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                                Year ended
                                      Six months ended        November 30,
                                          May 31, 2003                2002
---------------------------------------------------------------------------
Shares sold                                 15,151,995          36,274,028
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               132,178             318,183
---------------------------------------------------------------------------
                                            15,284,173          36,592,211

Shares repurchased                         (17,218,706)        (31,835,845)
---------------------------------------------------------------------------
Net increase (decrease)                     (1,934,533)          4,756,366
---------------------------------------------------------------------------

Note 5
Actions by Trustees

On June 13, 2003 the Trustees approved the liquidation of the fund. The closing is scheduled to occur in August 2003.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA056-88662  063  7/03



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003